UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2015

KIRIN INTERNATIONAL HOLDING, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-166343	27-1636887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1528 Brookhollow Drive, Suite 100 Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 581-4335

12th Floor, Building F, Phoenix Plaza No. A5ShuguangXili Chaoyang District, Beijing People’s Republic of China, 100028
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

Corporate Address & Phone Number Change

On September 30, 2015, Kirin International Holding, Inc. (the “Company”) moved its principal executive office from 12th Floor, Building F, Phoenix Plaza, No. A5Shuguang Xili, Chaoyang District, Beijing, People’s Republic of China, 100028 to1528 Brookhollow Drive, Suite 100, Santa Ana, CA. The new telephone number for the Company is (714) 581-4335.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIRIN INTERNATIONAL HOLDING, INC.

Date: November 2, 2015	By:	/s/ Jianfeng Guo
Jianfeng Guo
Chief Executive Officer

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